CGM MUTUAL FUND
A No-Load Fund

SUMMARY PROSPECTUS
MAY 1, 2018

Ticker Symbol: LOMMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and more information about the Fund online at www.cgmfunds.com. You can also get this information at no cost by calling 800-345-4048 or by sending an email request to staff@cgmfunds.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2018, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
The Fund’s investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks.

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	0.25%
Total annual Fund operating expenses	1.15%

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$117	$365	$633	$1,398

Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

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taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 423% of the average value of its portfolio.

INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities with 75% of assets invested in equity securities and 25% of its assets in debt or fixed income securities under normal circumstances. However, the Fund is flexibly managed so that the weighting in debt or fixed income securities may be heavier, depending on the investment adviser’s outlook. The fixed income securities the Fund invests in will generally have a maturity of 30 days to more than 30 years and may be of any credit quality. The Fund may not invest more than 35% of its total assets in below investment grade debt and fixed income securities, commonly referred to as “junk bonds.” The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of more than $5 billion. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies, industries and/or sectors. Up to 25% of the Fund’s total assets may be invested in securities issued by companies within a single industry. The Fund may invest in securities of U.S. and foreign issuers. The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.
Fixed Income Investments Risk. Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. In addition, the

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market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Industry/Sector Exposure Risk. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad based measure of market performance, and the ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index ("ICE BofAML U.S. Corporate, Government & Mortgage Index"). The ICE BofAML U.S. Corporate, Government & Mortgage Index

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tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. market, including U.S. Treasuries, quasi-governments, corporates, covered bonds and residential mortgage pass-throughs. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.
During the 10-year period shown in the bar chart, the highest quarterly return was 19.69% for the quarter ended 12/31/10 and the lowest quarterly return was -17.57% for the quarter ended 12/31/08.

Average Annual Total Returns (for the periods ended 12/31/17)
	One Year	Five Years	Ten Years
FUND
Return before taxes	17.11%	9.24%	3.83%
Return after taxes on distributions	10.61%	6.62%	2.46%
Return after taxes on distributions and sale of Fund shares	10.25%	6.28%	2.50%
S&P 500 INDEX
(reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
ICE BofAML U.S. CORPORATE, GOVERNMENT & MORTGAGE INDEX
(reflects no deduction for fees, expenses or taxes)	3.63%	2.13%	4.06%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. ICE BofAML U.S. Corporate, Government & Mortgage Index: ICE Data Indices, LLC ("ICE DATA"), is used with permission. ICE DATA, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the

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indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an "as is" basis and your use is at your own risk, ICE DATA, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Capital Growth Management, or any of its products or services.

FUND MANAGEMENT
The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Mutual Fund or its predecessor since 1981.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.

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FOR MORE INFORMATION

CGM Shareholder Services
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 8511
Boston, MA 02266
Call 800-343-5678 for additional information about:

•	Account Procedures

•	Purchases

•	Redemptions

•	Exchanges

CGM Mutual Fund
c/o The CGM Funds
38 Newbury St., 8th Fl.
Boston, MA 02116
Call 800-345-4048 for information about:

•	New Account Procedures and Status

•	Prospectus & SAI

•	Annual/Semi-Annual/Quarterly Reports

•	Performance

•	Proxy Voting Policies and Voting Records

•	Other Information about the Fund
For certain forms and additional fund information, please visit us on the web at www.cgmfunds.com.

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MFSP18                        SEC File No. 811-00082